EXECUTION VERSION

AMENDMENT NUMBER TWO

to the

THIRD AMENDED AND RESTATED MASTER LOAN AND SECURITY AGREEMENT

Dated as of June 7, 2022, among

OP SPE BORROWER PARENT, LLC, OP SPE PHX1, LLC,

OP SPE TPA1, LLC, WELLS FARGO BANK, N.A.

and CITIBANK, N.A.

This AMENDMENT NUMBER TWO (this “Amendment Number Two”) is made this 30th day of March, 2023 (the “Amendment Effective Date”), among OP SPE BORROWER PARENT, LLC (“Parent Borrower”), OP SPE PHX1, LLC and OP SPE TPA1, LLC; (each, a “Borrower” and collectively with Parent Borrower, “Borrowers”) and CITIBANK, N.A. (“Lender”), and acknowledged by WELLS FARGO BANK, N.A. (“Calculation Agent” and “Paying Agent”), to the Third Amended and Restated Master Loan and Security Agreement, dated as of June 7, 2022 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Borrowers, Lender and Calculation Agent and Paying Agent. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

RECITALS

WHEREAS, Borrowers and Lender have agreed to amend the Loan Agreement as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrowers represent to Lender that the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of the Amendment Effective Date, Section 14.12(a) of the Loan Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS LOAN AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

SECTION 2. Effectiveness. This Amendment Number Two shall become effective as of the date that Lender shall have received:

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(a)
counterparts of this Amendment Number Two duly executed by each of the parties hereto;

(b)
counterparts of that certain Amendment Number Two to the Third Amended and Restated Pricing Side Letter, dated as of the date hereof, duly executed by each of the parties thereto; and

(c)
counterparts of that certain Amendment Number One to the Limited Guaranty and Recourse Indemnity Agreement, dated as of the date hereof, duly executed by each of the parties thereto.

SECTION 3. Fees and Expenses. Borrowers jointly and severally agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number Two (including all reasonable fees and out of pocket costs and expenses of Lender’s legal counsel) in accordance with Section 14.03 of the Loan Agreement.

SECTION 4. Representations. Borrowers hereby represent to Lender that as of the date hereof, the Relevant Parties are in full compliance with all of the terms and conditions of the Loan Agreement and each other Loan Document and no Default or Event of Default has occurred and is continuing under the Loan Agreement or any other Loan Document.

SECTION 5. Binding Effect; Governing Law. This Amendment Number Two shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER TWO SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTIONS 5-1401 AND 5- 1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree this Amendment Number Two, any documents to be delivered pursuant to this Amendment Number Two and any notices hereunder may be transmitted between them by e-mail and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files and signatures executed using third party electronic signature capture service providers, which comply with the Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state law based on the Uniform Electronic Transactions Act, shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

SECTION 7. Limited Effect. Except as amended hereby, the Loan Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Two need not be made in the Loan Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Loan Agreement, any reference in any of such items to the Loan Agreement being sufficient to refer to the Loan Agreement as amended hereby.

[Signature Page Follows]

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IN WITNESS WHEREOF, Borrowers and Lender have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

OP SPE BORROWER PARENT, LLC,

as Parent Borrower

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

[Amendment Number Two to Third A&R MLSA (Citi-Offerpad) (2023)]

OP SPE PHXl, LLC

as a Borrower

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

[Amendment Number Two to Third A&R MLSA (Citi-Offerpad) (2023)]

OP SPE TPAl, LLC

as a Borrower

By: /s/ Michael S. Burnett

Name: Michael S. Burnett

Title: Chief Financial Officer

[Amendment Number Two to Third A&R MLSA (Citi-Offerpad) (2023)]

CITIBNK, N.A.,

as Lender

By: /s/ Arunthathi Theivakumaran

Name: Arunthathi Theivakumaran

Title: Vice President

[Amendment Number Two to Third A&R MLSA (Citi-Offerpad) (2023)]

Acknowledged as of the date first above written:

WELLS FARGO BANK, N.A., as Calculation Agent and Paying Agent

By: Computershare Trust Company, N.A., as Agent

By: /s/ Amy Pratt

Name: Amy Pratt

Title: Vice President

[Amendment Number Two to Third A&R MLSA (Citi-Offerpad) (2023)]